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                                                                      Exhibit 24


                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the inclusion by reference in this Amendment No. 2 to the registration statement on Form S-3 (amending such form to Form S-1) of our reports dated December 3, 1993, and to all references to our firm included in this registration statement.



/s/ Frazee, Tate & Associates


Memphis, Tennessee
October 10, 1994